UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/12/2008

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32367

Delaware	80-0000545
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1099 18th Street, Suite 2300
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On May 8, 2008, the Company issued a press release announcing its plans to participate in three upcoming events. The Webcast and presentation slides for each event may be accessed on the Company's Website homepage, at www.billbarrettcorp.com, under "Current Events" and will be available live and for replay. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release, dated May 8, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bill Barrett Corporation

Date: May 12, 2008	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President-General Counsel; and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated May 8, 2008.